UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2018

THE GOODYEAR TIRE & RUBBER COMPANY

(Exact name of registrant as specified in its charter)

Ohio	1-1927	34-0253240
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Innovation Way, Akron, Ohio		44316-0001
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (330) 796-2121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 19, 2018, The Goodyear Tire & Rubber Company (the “Company”) named Darren R. Wells as Executive Vice President and Chief Financial Officer, effective September 20, 2018. Mr. Wells succeeds Laura K. Thompson as the Company’s Chief Financial Officer (“CFO”). As previously announced, Ms. Thompson is retiring from the Company on March 31, 2019. She will serve as an Executive Vice President and will assist with transition and other matters until her retirement.

Mr. Wells is currently an Executive in Residence and MBA Coach at the University of South Florida’s Muma College of Business, a position he has held since January 2018. Mr. Wells previously served as the Company’s Executive Vice President and CFO from October 2008 to November 2013. He first joined the Company in August 2002 and has served as Vice President and Treasurer (August 2002 to May 2005), Senior Vice President, Business Development and Treasurer (May 2005 to March 2007), Senior Vice President, Finance and Strategy (March 2007 to October 2008), and President, Europe, Middle East and Africa (December 2013 to December 2015). Mr. Wells is 52 years old.

Mr. Wells will receive an annual base salary of $700,000 and will participate in the Company’s Management Incentive Plan, with a target annual incentive of $700,000. He will receive $2,500,000 of long-term incentive awards from the 2017 Performance Plan, consisting of (1) $1,100,000 of Executive Performance Units for the performance cycle ending December 31, 2020, (2) $440,000 of Performance Share Units for the performance cycle ending December 31, 2020, (3) $660,000 of Restricted Stock Units that will vest on September 20, 2021, and (4) $300,000 of Restricted Stock Units that will vest on September 20, 2019 and will be payable on September 20, 2020. Mr. Wells will become a participant in the Executive Severance and Change in Control Plan, with a severance multiple of 1.5x, and the Supplementary Pension Plan. He will also receive a signing bonus of $500,000, which will be payable within 30 days of September 20, 2018.

A copy of the Company’s news release announcing Mr. Wells’ appointment is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibit 99.1 – News release, dated September 20, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOODYEAR TIRE & RUBBER COMPANY

Date: September 20, 2018	By	/s/ David L. Bialosky
Name: David L. Bialosky
Title: Senior Vice President, General Counsel and Secretary